UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

REPUBLIC BANCORP, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Market Street, Louisville, Kentucky		40202
(Address of principal executive offices)		(Zip code)

(502) 584-3600
(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01        Entry into a Material Definitive Agreement.

Republic Bancorp, Inc. (“Company”), and its wholly owned banking subsidiary, Republic Bank & Trust Company (“Bank”) have approved separate Modification Agreements (collectively, “Modifications”) to Officer Compensation Continuation Agreements (collectively, “Agreements”) with Steven E. Trager, A. Scott Trager, Bill Petter, David Vest and Kevin Sipes (collectively, “Executives”). Each Modification conforms the Agreement to recent changes in law enacted under section 409A of the Internal Revenue Code of 1986, as amended, and generally provides that payments under an Agreement to an Executive who is a “key employee” may not commence earlier than six months following the Executive’s separation from service from the Bank (and the Company). The initial payment to an Executive will include any make up payments that would have been made to the Executive but for the delay due to the Executive’s status a “key employee.” In other respects, the original Agreements continue in effect, without change. Copies of the Modifications are attached as exhibits hereto and this summary is qualified in its entirety by reference to the Modifications.

The Kevin Sipes Agreement calls for a lump sum payment (rather than continuation periodic compensation payments). Consequently, the Modification for Kevin Sipes provides that his lump sum will not be paid earlier than six months following his separation from service.

In addition, the Company’s Compensation Committee met on February 15, 2006 and formally approved 2006 executive salaries, 2005 bonuses payable March 2006, and 2006 bonus potential payable in March 2007. The 2006 bonus potential payout is subject to the Company’s achievement of budgeted gross income goals and the approval of the Company’s Compensation Committee. Presented below is a comparative chart reflecting the decisions of the Company’s Compensation Committee:

Name	2005 Salary	2004 Bonus Paid in 2005	2006 Salary	2005 Bonus Payable 03/15/06	2006 Bonus Max. Potential Payable 03/15/07
Bernard Trager	$587,000.00	$175,000.00	$587,000.00	$105,000.00	$175,000.00
Steve Trager	$296,000.00	$185,000.00	$296,000.00	$111,000.00	$185,000.00
Scott Trager	$286,000.00	$175,000.00	$286,000.00	$122,500.00	$175,000.00
Bill Petter	$275,000.00	$100,000.00	$275,000.00	$90,000.00	$175,000.00
David Vest	$210,000.00	$125,000.00	$210,000.00	$65,000.00	$125,000.00
Kevin Sipes	$200,000.00	$75,000.00	$210,000.00	$52,500.00	$85,000.00

Item 9.01        Financial Statements and Exhibits.

Exhibit	Description

10.1	Steven E. Trager Modification to Officer Compensation Continuation Agreement
10.2	A. Scott Trager Modification to Officer Compensation Continuation Agreement
10.3	Bill Petter Modification to Officer Compensation Continuation Agreement
10.4	David Vest Modification to Officer Compensation Continuation Agreement
10.5	Kevin Sipes Modification to Officer Compensation Continuation Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REPUBLIC BANCORP, INC.

Date: February 20, 2006	By	/s/ Kevin Sipes
Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer